GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Investor, Class R, Class R6, Service and Class P Shares (as applicable), of the

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Floating Rate Fund

(the “Funds”)

Supplement dated March 6, 2026, to the

Prospectuses, each dated July 29, 2025, as supplemented to date

Effective immediately, the Funds’ Prospectuses are revised as follows:

The following replaces in its entirety the third paragraph of the “High Yield Fund” subsection of the “Investment Management Approach—Principal Investment Strategies—Portfolio Management” section of the Prospectuses:

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights, convertible securities and other equity securities, and may hold such equity investments for reasons including but not limited to: when debt or preferred stock of the issuer of such equity securities is held by the Fund, as a substitute instrument for the debt of an issuer, or when the equity securities are received or purchased by the Fund in connection with a corporate restructuring of an issuer.

The following sentence is added to the end of the third paragraph of the “High Yield Floating Rate Fund” subsection of the “Investment Management Approach—Principal Investment Strategies—Portfolio Management” section of the Prospectuses:

Additionally, the Fund may also invest in common stocks, warrants, rights, convertible securities and other equity securities, and may hold such equity investments for reasons including but not limited to: when debt or preferred stock of the issuer of such equity securities is held by the Fund, as a substitute instrument for the debt of an issuer, or when the equity securities are received or purchased by the Fund in connection with a corporate restructuring of an issuer.

This Supplement should be retained with your Prospectuses for future reference.

SSFI23STK 03-26